UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1.	Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Message from the President and Annual Report

May 31, 2019  |  NYSE Symbol MMD

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Macroeconomic and political uncertainties unsettled financial markets during the 12-month period ended May 31, 2019, leading to rising levels of volatility. However, most sectors of the fixed-income market, including municipal bonds, delivered positive results.

The reporting period began with strong U.S. economic expansion and moderate levels of growth in much of the developed world, accompanied by historically low interest rates and restrained inflation. Despite generally positive economic conditions, bonds struggled to gain ground as the U.S. Federal Reserve Board (Fed) gradually hiked its benchmark funds rate and signaled the prospect of further interest rate increases. The Fed’s outlook shifted in late 2019 over concerns regarding the pace of global economic growth and the potential impact of trade disputes between the United States and other nations, particularly China. Although equity markets fell in December in the face of a government shutdown, fixed-income instruments generally maintained their value as interest-rate concerns lessened.

Bonds moved broadly higher in January 2019 as trade tensions eased, the government reopened and the Fed adopted a more accommodative tone regarding the future direction of interest rates. The next three months experienced further gains across financial markets, supported by encouraging economic data and generally strong corporate earnings. Although equities and high-yield corporate bonds dipped in May 2019, in response to deepening tensions between the United States and China and renewed concerns regarding slowing global economic growth, municipal bonds and most other sectors of the fixed-income market continued to move higher.

For the reporting period as a whole, municipal bonds generally provided returns comparable to those of corporate bonds while experiencing lower levels of volatility. Higher credit quality, longer-duration securities led the group. Municipal bonds also benefited from positive state and local trends in revenue and economic growth. In particular, municipal bonds issued by Puerto Rico and the U.S. Virgin Islands rebounded strongly as the territories recovered from the impact of hurricanes that occurred in 2017.

Amid volatile conditions for most financial markets, we are pleased that MainStay MacKay DefinedTerm Municipal Opportunities Fund helped shareholders capitalize on opportunities in the municipal bond market. We remain sharply focused on providing you with the experienced and disciplined Fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the Fund’s objectives with the energy and dedication you have come to expect.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit nylinvestments.com/mmd.

Total Returns	One Year	Five Years	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	6.80%	7.55%	7.28%

Market Price[1]	12.05	9.01	6.95

Bloomberg Barclays Municipal Bond Index[2]	6.40	3.58	3.49

Morningstar Muni National Long Category Average[3]	7.47	5.25	5.42

Fund Statistics (as of May 31, 2019)

NYSE Symbol	MMD	Premium/Discount[4]	1.18%

CUSIP	56064K100	Total Net Assets (millions)	$563.1

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$894.2

Market Price	$20.65	Leverage[6]	37.0%

NAV	$20.41	Percent of AMT Bonds[7]	1.55%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.

The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.

3.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

4.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
5.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

6.

Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

7.

Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of May 31, 2019† (Unaudited)

Puerto Rico (a)	17.8%

Illinois	11.5

California	10.5

Michigan	9.0

Texas	6.0

Florida	4.8

New York	4.6

Virginia	3.1

U.S. Virgin Islands	3.0

Washington	2.7

Maryland	2.6

Pennsylvania	2.6

Nebraska	2.4

Kansas	2.3

South Carolina	2.3

Guam	1.8

Ohio	1.8

Rhode Island	1.8

Utah	1.6%

Nevada	1.5

Idaho	0.7

Massachusetts	0.7

North Dakota	0.6

New Hampshire	0.5

New Jersey	0.4

Colorado	0.3

District of Columbia	0.3

Wyoming	0.3

Arizona	0.2

Minnesota	0.2

Tennessee	0.2

Connecticut	0.1

Wisconsin	0.1

Other Assets, Less Liabilities	1.7

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of May 31, 2019# (Unaudited)

1.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 5.00%–5.25%, due 7/1/32–7/1/39
2.	Texas Water Development Board, Revenue Bonds, 5.00%, due 4/15/49
3.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/10/33
4.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.50%–6.00%, due 7/1/19–7/1/37 (b)
5.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 4.95%–5.50%, due 7/1/25–7/1/36 (b)
6.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
7.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds, 5.25%, due 12/1/41
8.	Chicago Board of Education, Unlimited General Obligation, 5.50%–7.00%, due 12/1/39–12/1/44 (b)
9.	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds, 5.00%, due 5/15/43
10.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, 4.50%–5.00%, due 7/1/34–7/1/58

Credit Quality as of May 31, 2019‡ (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
‡	As a percentage of total investments.
(a)	As of May 31, 2019, 91.2% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continue to pay full principal and interest.
(b)	Municipal security may feature credit enhancements, such as bond insurance.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended May 31, 2019?

For the 12 months ended May 31, 2019, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned 6.80% based on net asset value applicable to Common shares and 12.05% based on market price. At net asset value and at market price, the Fund outperformed the 6.40% return of the Bloomberg Barclays Municipal Bond Index. The Fund underperformed at net asset value and outperformed at market price the 7.47% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index benefited from good security selection, particularly in Puerto Rico, Virgin Islands and Illinois-issued debt. The Fund’s barbell yield curve2 strategy further contributed to relative performance as the municipal yield curve continued to flatten in line with the U.S. Treasury yield curve. (Contributions take weightings and total returns into account.) Overweight exposure to insured bonds enhanced relative performance as well, as this sector outperformed the general municipal market.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund increased its leverage utilizing tender option bonds (TOBs)3 during the reporting period. Increasing the leverage allowed the Fund to reduce its spread4 duration5 risk and maintain an attractive dividend for Fund shareholders. This reduction in credit risk is in line with changes to the Fund’s allocation strategy over the past twelve months.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The use of derivatives, specifically U.S. Treasury futures, allows the Fund to manage its effective duration and maximize an attractive tax-exempt stream of income for our shareholders. During the reporting period, the Fund’s investments in derivatives detracted from the Fund’s performance.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained a slightly defensive duration profile compared to the Bloomberg Barclays Municipal Bond Index during the reporting period. As of May 31, 2019, the Fund’s modified duration to worst6 was 4.1 years unlevered, or 3.71 years leveraged.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the Fund’s relative performance benefited most significantly from underweight exposure to state general obligation and pre-refunded bonds, and from overweight exposure to special tax and water & sewer bonds. Both transportation and local general obligation bonds detracted from relative returns during the same period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Some of the Fund’s largest purchases during the reporting period included relatively high-quality, intermediate-maturity bonds, which featured attractive spreads. In particular, the Fund increased its exposure to GNMA-backed state housing bonds, which are AA-rated,7 five-year average life bonds with attractive yields. One of the largest single issues purchased was in South Carolina Patriots Energy five-year mandatory put bonds, which are AA-rated. The largest sales executed during the reporting

1.	See page 5 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Tender option bonds are obligations that grant the bondholder the right to require the issuer or a third party (e.g., a tender agent) to purchase the bonds, usually at par, at certain times or under certain conditions prior to maturity. The tender option right is usually available to the investor on a periodic basis. Often, these are floating-rate securities, with the put option exercisable on the dates when the floating rate changes.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

6.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

7.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7

period included lower credit quality bonds, such as tobacco-backed bonds and United Airline bonds, as well as bonds with long-dated maturities.

The purchases and sales cited above reflected our opinion that the prevailing environment of compressing credit spreads and a flattening yield curve provided an attractive opportunity to increase the Fund’s overall credit quality and to reduce its exposure to long-dated bonds.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its exposure most significantly to the hospital and pre-refunded sectors,

while increasing its exposure to the housing and water/sewer sectors.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2019, the Fund held overweight exposure relative to the Bloomberg Barclays Municipal Bond Index in the special tax and leasing sectors, and underweight exposure to the pre-refunded and education sectors. Regarding credit quality, at the same point in time the Fund held overweight exposure to AA-rated securities and underweighted exposure to AAA- and A-rated securities.8 The Fund’s duration posture remained slightly defensive.

8.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments May 31, 2019

	Principal Amount	Value

Municipal Bonds 156.0%†
Arizona 0.3% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,985,000	$1,985,854

California 16.7% (10.5% of Managed Assets)
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Series A 5.00%, due 12/31/33	3,800,000	4,517,250
Series A 5.00%, due 12/31/34	4,000,000	4,737,680
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	22,089,080
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/34	8,000,000	9,245,920
Series A-2 5.30%, due 6/1/37	5,225,000	5,340,055
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)	19,100,000	22,036,697
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: NATL-RE 4.80%, due 9/1/20	105,000	105,189
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,797,203

		93,869,074

Colorado 0.5% (0.3% of Managed Assets)
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,500,000	2,689,250

Connecticut 0.2% (0.1% of Managed Assets)
City of Hartford CT, Unlimited General Obligation Series A 5.00%, due 4/1/31	1,000,000	1,100,420

	Principal Amount	Value

District of Columbia 0.5% (0.3% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41	$2,400,000	$3,090,960

Florida 7.6% (4.8% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	27,746,299
JEA Electric System, Revenue Bonds
Series B 4.00%, due 10/1/38	645,000	707,152
Series C 5.00%, due 10/1/37 (b)	12,980,000	14,207,370

		42,660,821

Guam 2.9% (1.8% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,800,000	3,946,300
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,250,036
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	4,001,702

		16,198,038

Idaho 1.0% (0.7% of Managed Assets)
Idaho Housing & Finance Association, Revenue Bonds Series A, Insured: GNMA 4.50%, due 1/21/49	5,471,463	5,805,386

Illinois 18.3% (11.5% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.75%, due 4/1/34	8,000,000	9,317,600
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (c)
Series B 7.00%, due 12/1/42	3,500,000	4,352,425
Series A 7.00%, due 12/1/46	4,000,000	4,960,960
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	21,519,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments May 31, 2019 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 18.3% (11.5% of Managed Assets) (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A 7.00%, due 12/1/44	$2,880,000	$3,432,326
Chicago O’Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,665,650
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	7,979,455
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/25	1,435,000	1,509,075
Series D 5.00%, due 1/1/29	500,000	501,185
Series A 5.25%, due 1/1/27	3,000,000	3,342,030
Series A 6.00%, due 1/1/38	4,430,000	5,147,084
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/32	150,000	167,301
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/31	600,000	718,416
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48 (b)	11,000,000	12,960,778
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)	20,000,000	21,653,826

		103,227,911

Kansas 3.7% (2.3% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	19,290,000	20,915,751

Maryland 4.1% (2.6% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)	20,870,000	23,070,214

	Principal Amount	Value

Massachusetts 1.1% (0.7% of Managed Assets)
Commonwealth of Massachusetts, Limited General Obligation Series A 5.25%, due 1/1/44	$5,000,000	$6,214,350

Michigan 14.2% (9.0% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,627,500
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	29,630,341
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,441,000
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,055,180
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,542,029
Senior Lien-Series A 5.75%, due 7/1/37	5,000,000	5,401,850
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	25,391,032
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,223,692
8.00%, due 4/1/40	500,000	511,475
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	5,200,000	5,200,104
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,135,000	2,140,145

		80,164,348

Minnesota 0.4% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	2,016,200

Nebraska 3.9% (2.4% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,816,700

10	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Nevada 2.4% (1.5% of Managed Assets)
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series B, Insured: AGM 5.00%, due 6/1/26	$410,000	$485,206
Series B, Insured: AGM 5.00%, due 6/1/27	430,000	515,768
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28	12,500,000	12,511,875

		13,512,849

New Hampshire 0.7% (0.5% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,993,687

New Jersey 0.6% (0.4% of Managed Assets)
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds Insured: AGM 5.125%, due 1/1/39 (a)	500,000	559,755
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series C 4.75%, due 10/1/50	2,500,000	2,773,475
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	335,931

		3,669,161

New York 7.3% (4.6% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (c)	13,390,000	15,992,213
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	21,179,900
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,759,453

		40,931,566

	Principal Amount	Value

North Dakota 0.9% (0.6% of Managed Assets)
North Dakota Housing Finance Agency, Revenue Bonds Series A 3.75%, due 7/1/38	$4,710,000	$4,961,137

Ohio 2.9% (1.8% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,440,000	2,326,320
Series A-2 5.75%, due 6/1/34	2,425,000	2,318,955
Series A-2 5.875%, due 6/1/30	12,200,000	11,645,266

		16,290,541

Pennsylvania 4.1% (2.6% of Managed Assets)
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	3,000,000	3,271,620
Commonwealth of Pennsylvania, Certificates of Participation Series A 5.00%, due 7/1/37	730,000	865,210
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	276,873
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	16,524,569
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,210,460

		23,148,732

Puerto Rico 28.2% (17.8% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	13,101,392
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	316,578
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,619,296

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2019 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico 28.2% (17.8% of Managed Assets) (continued)
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds (continued)
Series A 6.00%, due 7/1/38	$10,000,000	$10,025,000
Series A 6.00%, due 7/1/44	2,630,000	2,636,575
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (d)
Insured: AGM 4.50%, due 7/1/23	280,000	280,451
Series A, Insured: AGM 5.00%, due 7/1/35	7,840,000	8,176,336
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,391,645
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	147,604
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,517,836
Series A, Insured: AGM 5.375%, due 7/1/25	1,340,000	1,407,670
Series A, Insured: AMBAC 5.50%, due 7/1/19	55,000	55,099
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	261,074
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,553,166
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,570,723
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,671,353
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	903,429
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	805,721
Puerto Rico Convention Center District Authority, Revenue Bonds (d)
Series A, Insured: AGC 4.50%, due 7/1/36	13,080,000	13,095,958
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	646,957
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	343,101
Puerto Rico Electric Power Authority, Revenue Bonds (d)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	754,992
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,830,000	2,829,915

	Principal Amount	Value

Puerto Rico 28.2% (17.8% of Managed Assets) (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (d) (continued)
Series SS, Insured: NATL-RE 5.00%, due 7/1/19	$4,800,000	$4,806,144
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,142,114
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	166,704
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	315,837
Puerto Rico Highway & Transportation Authority, Revenue Bonds (d)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,284,208
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	972,029
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,820,013
Series CC, Insured: AGM 5.25%, due 7/1/32	2,075,000	2,284,264
Series CC, Insured: AGM 5.25%, due 7/1/33	455,000	500,828
Series CC, Insured: AGM 5.25%, due 7/1/34	2,685,000	2,952,560
Series N, Insured: AGC 5.25%, due 7/1/34	2,090,000	2,298,269
Series CC, Insured: AGM 5.25%, due 7/1/36	1,530,000	1,671,755
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	575,000	632,316
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	263,221
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,146,719
Series CC, Insured: AGM 5.50%, due 7/1/30	3,185,000	3,566,467
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (d)
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,500,000	1,611,570
Series C, Insured: AMBAC 5.50%, due 7/1/24	335,000	363,900
Series C, Insured: AMBAC 5.50%, due 7/1/25	1,830,000	2,006,723
Series C, Insured: AMBAC 5.50%, due 7/1/26	660,000	729,280
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	670,000	676,888

12	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Puerto Rico 28.2% (17.8% of Managed Assets) (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 8/1/21	$810,000	$821,453
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	850,072
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,822,159
Series A, Insured: AGM 5.00%, due 8/1/30	1,685,000	1,708,759
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	233,225
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,934,985
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (d)
Series F, Insured: AGC 5.25%, due 7/1/21	2,090,000	2,175,293
Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	385,000	429,294
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,174,800
Puerto Rico Sales Tax Financing Corp Sales Tax Revenue, COFINA Senior Bonds, 2042 National Custodial Trust, Revenue Bonds
Series 2007-A, Insured: NATL-RE (zero coupon), due 8/1/42	67,782	55,835
Series 2007-A, Insured: NATL-RE (zero coupon), due 8/1/42	205,840	180,625
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 4.50%, due 7/1/34	8,695,000	8,934,112
Series A-1 5.00%, due 7/1/58	13,440,000	13,393,632

		159,037,924

Rhode Island 2.9% (1.8% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)	15,000,000	16,439,250

South Carolina 3.7% (2.3% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)(e)	10,000,000	10,914,991

	Principal Amount	Value

South Carolina 3.7% (2.3% of Managed Assets) (continued)
South Carolina Public Service Authority, Revenue Bonds
Series A 5.00%, due 12/1/31	$825,000	$952,908
Series B 5.00%, due 12/1/41	7,500,000	8,700,150
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series B 5.125%, due 12/1/43	250,000	276,425

		20,844,474

Tennessee 0.4% (0.2% of Managed Assets)
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds 4.25%, due 1/1/50	2,000,000	2,184,260

Texas 9.5% (6.0% of Managed Assets)
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds Subseries C-2 2.25%, due 12/1/27 (f)	1,400,000	1,400,000
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	37,552
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	78,181
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	108,199
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	21,596,798
Texas Water Development Board, Revenue Bonds Series B 5.00%, due 4/15/49 (b)	25,000,000	30,042,625

		53,263,355

U.S. Virgin Islands 4.8% (3.0% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	3,020,000	2,831,250
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,924,837
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,685,000	1,699,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments May 31, 2019 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Virgin Islands 4.8% (3.0% of Managed Assets) (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds (continued)
Series A-1 5.00%, due 10/1/24	$1,145,000	$1,155,019
Series A 5.00%, due 10/1/25	1,000,000	1,007,500
Series B 5.25%, due 10/1/29	1,180,000	1,185,900
Series A 6.625%, due 10/1/29	2,580,000	2,576,775
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,838,450
Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,817,055
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	445,000	439,994
Senior Lien-Series B 5.00%, due 10/1/25	4,385,000	4,417,887

		26,894,411

Utah 2.5% (1.6% of Managed Assets)
Utah Housing Corp., Revenue Bonds
Series A, Insured: GNMA 4.50%, due 1/21/49	6,962,160	7,387,061
Series C, Insured: GNMA 4.50%, due 3/21/49	6,477,342	6,872,654

		14,259,715

Virginia 4.9% (3.1% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	4,941,850
Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)	20,315,000	22,386,214

		27,328,064

Washington 4.2% (2.7% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	19,665,000	21,148,265

	Principal Amount	Value

Washington 4.2% (2.7% of Managed Assets) (continued)
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 6/1/49	$2,500,000	$2,702,400

		23,850,665

Wisconsin 0.1% (0.1% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (c)	500,000	517,885

Wyoming 0.5% (0.3% of Managed Assets)
Wyoming Community Development Authority, Revenue Bonds Series 1 4.00%, due 12/1/48	2,500,000	2,693,525

Total Investments (Cost $820,034,793)	156.0%	878,646,478
Floating Rate Note Obligations (g)	(45.9)	(258,475,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.4)	(70,000,000)
Other Assets, Less Liabilities	2.3	12,927,013
Net Assets Applicable to Common Shares	100.0%	$563,098,491

†	Percentages indicated are based on Fund net assets applicable to Common Shares.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Bond insurance is paying principal and interest, since the issuer is in default.

(e)	Floating Rate—Rate shown was the rate in effect as of May 31, 2019.

(f)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(g)	Face value of Floating Rate Notes issued in TOB transactions.

14	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $894,227,908 as of May 31, 2019.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

Futures Contracts

As of May 31, 2019, the Fund held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(883)	September 2019	$(110,880,490)	$(111,920,250)	$(1,039,760)

1.	As of May 31, 2019, cash in the amount of $927,150 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of May 31, 2019.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$878,646,478	$—	$878,646,478

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(1,039,760)	$—	$—	$(1,039,760)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of May 31, 2019

Assets
Investment in securities, at value (identified cost $820,034,793)	$878,646,478
Cash	2,667,300
Cash collateral on deposit at broker for futures contracts	927,150
Receivables:
Interest	13,212,432
Common shares sold	174,465
Other assets	31,735

Total assets	895,659,560

Liabilities
Payable for Floating Rate Note Obligations	258,475,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Variation margin on futures contracts	648,451
Manager (See Note 3)	456,252
Professional fees	104,286
Shareholder communication	24,636
Custodian	9,792
Transfer agent	6,230
Interest expense and fees payable	2,654,418
Common share dividend payable	174,476
Accrued expenses	7,528

Total liabilities	332,561,069

Net assets applicable to Common shares	$563,098,491

Common shares outstanding	27,593,538

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$20.41

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,594
Additional paid-in capital	525,176,155

525,203,749
Total distributable earnings (loss) (b)	37,894,742

Net assets applicable to Common shares	$563,098,491

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).

(b)	See Note 8.

16	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2019

Investment Income (Loss)
Income
Interest	$41,451,524

Expenses
Interest expense and fees	8,016,553
Manager (See Note 3)	5,249,934
Professional fees	150,849
Shareholder communication	49,815
Transfer agent	41,641
Custodian	23,466
Trustees	13,005
Miscellaneous	128,829

Total expenses	13,674,092

Net investment income (loss)	27,777,432

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,768,483
Futures transactions	(5,173,876)

Net realized gain (loss) on investments and futures transactions	(3,405,393)

Net change in unrealized appreciation (depreciation) on:
Investments	11,755,062
Futures contracts	259,166

Net change in unrealized appreciation (depreciation) on investments and futures contracts	12,014,228

Net realized and unrealized gain (loss) on investments and futures transactions	8,608,835

Net increase (decrease) in net assets to Common shares resulting from operations	$36,386,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended May 31, 2019 and May 31, 2018

	2019	2018
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$27,777,432	$28,823,580
Net realized gain (loss) on investments and futures contracts	(3,405,393)	6,769,582
Net change in unrealized appreciation (depreciation) on investments and futures contracts	12,014,228	(6,718,596)

Net increase (decrease) in net assets applicable to Common shares resulting from operations	36,386,267	28,874,566

Distributions to Common shareholders(1)	(28,254,807)

Dividends to Common shareholders from net investment income		(29,765,721)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	635,272	151,997

Increase (decrease) in net assets applicable to Common shares from capital share transactions	635,272	151,997

Net increase (decrease) in net assets applicable to Common shares	8,766,732	(739,158)

Net Assets Applicable to Common Shares
Beginning of year	554,331,759	555,070,917

End of year(2)	$563,098,491	$554,331,759

(1)

For the year ended May 31, 2019, the requirement to disclose dividends and distributions paid to Common shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to Common shareholders (See Note 8).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,099,799 in 2018. The requirement to disclose the corresponding amount as of May 31, 2019 was eliminated (See Note 8). See Note 4 for tax basis of distributable earnings.

18	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended May 31, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$36,386,267
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Investments purchased	(243,414,258)
Investments sold	231,690,003
Amortization (accretion) of discount and premium, net	(131,279)
Increase in dividends and interest receivable	(371,977)
Decrease in other assets	807
Decrease in investment securities purchased payable	(4,710,000)
Increase in professional fees payable	18,571
Increase in custodian payable	8,272
Increase in shareholder communication payable	696
Increase in due to manager	18,640
Decrease in due to transfer agent	(4,040)
Increase in variation margin on futures contracts	404,942
Increase in accrued expenses	5,759
Increase in interest expense and fees payable	453,038
Net realized gain from investments	(1,768,483)
Net change in unrealized (appreciation) depreciation on investments	(11,755,062)

Net cash from operating activities	6,831,896

Cash flows used in financing activities:
Net proceeds resulting from reinvestment of dividends	460,807
Proceeds from floating rate note obligations	42,965,000
Payments on floating rate note obligations	(20,830,000)
Cash distributions paid, net of change in Common share dividend payable	(28,244,624)

Net cash used in financing activities	(5,648,817)

Net increase in cash and restricted cash	1,183,079
Cash and restricted cash at beginning of year	2,411,371

Cash and restricted cash at end of year	$3,594,450

Supplemental disclosure of cash flow information:

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the year ended May 31, 2019, were $1,922,255.

The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:

Cash and restricted cash at beginning of year Cash	$1,399,371
Cash collateral on deposit at broker for futures contracts	1,012,000

Total cash and restricted cash shown in the Statement of Cash Flows	$2,411,371

Cash and restricted cash at end of year Cash	$2,667,300
Cash collateral on deposit at broker for futures contracts	927,150

Total cash and restricted cash shown in the Statement of Cash Flows	$3,594,450

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at broker.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended May 31,

	2019	2018	2017	2016	2015

Net asset value at beginning of year applicable to Common shares	$20.11	$20.14	$20.61	$19.03	$18.76

Net investment income (loss)	1.01	1.05	1.08	1.11	1.19

Net realized and unrealized gain (loss) on investments	0.32	0.00 ‡	(0.46)	1.65	0.25

Total from investment operations	1.33	1.05	0.62	2.76	1.44

Dividends and distributions to Common shareholders	(1.03)	(1.08)	(1.09)	(1.18)	(1.17)

Net asset value at end of year applicable to Common shares	$20.41	$20.11	$20.14	$20.61	$19.03

Market price at end of year applicable to Common shares	$20.65	$19.41	$19.94	$19.66	$18.43

Total investment return on net asset value (a)	6.80%	5.31%	3.21%	15.02%	7.78%

Total investment return on market price (a)	12.05%	2.88%	7.22%	13.66%	9.60%

Ratios (to average net assets of Common shareholders)/Supplemental Data:

Net investment income (loss)	5.03%	5.21%	5.35%	5.73%	6.17%

Net expenses (including interest expense and fees)	2.47%	2.11%	1.83%	1.58%	1.56%

Interest expense and fees (b)	1.45%	1.10%	0.85%	0.59%	0.57%

Portfolio turnover rate	27%	20%	26%	30%	27%

Net assets applicable to Common shareholders end of year (in 000’s)	$563,098	$554,332	$555,071	$567,973	$524,395

Preferred shares outstanding at $100,000 liquidation preference, end of year (in 000’s)	$70,000	$70,000	$70,000	$70,000	$70,000

Assets coverage per Preferred share, end of year (c)	$904,426	$891,903	$892,958	$911,390	$849,136

Average market value per Preferred share:

Series A	$100,000	$100,006	$100,012	$100,015	$100,010

Series B	$100,000	$100,000	$100,000	$100,087	$100,012

‡	Less than one cent per share.
(a)

Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market value, due to differences between the market price and the net asset value. Actual reinvestment price may be based on market price or net asset value and therefore, differ from the price used in the calculation. For periods less than one year, total investment return is not annualized.

(b)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (H)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (I)).
(c)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on June 4, 2015 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

21

Notes to Financial Statements (continued)

Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of May 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended May 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of May 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker-dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of May 31, 2019, all open futures contracts are shown in the Portfolio of Investments.

(H)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold

23

Notes to Financial Statements (continued)

to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. Certain responsibilities that previously belonged to a third-party banking entity are performed by, or on behalf of, the fund sponsoring the Fund-sponsored TOB. The Fund’s investments in TOBs that were sponsored by banking entities, have been restructured using this Fund-sponsored structure. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. Regardless of whether the Fund delegates any of its sponsorship duties to a third party, the Fund’s expanded role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At May 31, 2019, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations

$449,067,704	$258,475,000

During the year ended May 31, 2019, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate

$250,062,104	2.39%

(I)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of May 31, 2019, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate

A	October 4, 2012	350	2.78%
B	October 4, 2012	350	3.01%

As of May 31, 2019, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value

A	November 30, 2020	$35,445,959
B	May 31, 2021	$35,482,854

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of May 31, 2019, the fair value of the FMTP Shares for Series A and Series B were $35,000,000 and $35,000,000, respectively.

(J)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, as of May 31, 2019.

(K)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories, or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments, which could occur rapidly, may significantly affect the value of municipal securities of Puerto Rico. In September 2017, the Commonwealth of Puerto Rico did experience severe

25

Notes to Financial Statements (continued)

damage from Hurricane Maria which has impacted the island’s economy and has delayed the resolution of the debt restructuring as timetables are being revised. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of May 31, 2019, 91.2% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totaling 6.23% of the Fund’s total investments. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.

On February 4, 2019, Judge Laura Taylor Swain confirmed the Puerto Rico Sales Tax Financing Corporation’s (COFINA) Plan of Adjustment, which provided for the restructuring of over $17.6 billion in secured obligations and the issuance of $12 billion in new COFINA bonds under the Restricting Support Agreement. The confirmation order decreed that COFINA Revenues are not “Available Resources” of the Commonwealth as termed in the Puerto Rico Constitution and have a Statutory first lien against the COFINA Pledged Taxes. There are currently two appeals pending on the COFINA Plan of Adjustment with no certainty the COFINA debt restructuring plan will be upheld by higher courts. The COFINA plan is one of five Puerto Rico public entities to file for Title III bankruptcy which resulted in the restructuring of over $17 billion in debt exchanged for new debt at a lower face value. As of May 31, 2019, the Fund held less than one-tenth of a percent of its net assets in COFINA bonds that have not yet been restructured.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into United States Treasury Note futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of May 31, 2019:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,039,760)	$(1,039,760)

Total Fair Value		$(1,039,760)	$(1,039,760)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(5,173,876)	$(5,173,876)

Total Realized Gain (Loss)		$(5,173,876)	$(5,173,876)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$259,166	$259,166

Total Change in Unrealized Appreciation (Depreciation)		$259,166	$259,166

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short	$(112,425,831)	$(112,425,831)

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

During the year ended May 31, 2019, New York Life Investments earned fees from the Fund in the amount of $5,249,934, and paid the Subadvisor in the amount of $2,624,933.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of May 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$560,829,682	$60,038,314	$(696,518)	$59,341,796

As of May 31, 2019, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$1,568,003	$(19,673,147)	$(1,216,534)	$57,216,420	$37,894,742

The difference between book-basis and tax basis unrealized depreciation is due to TOB transactions and marked to market of futures contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of May 31, 2019 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$180,320	$(180,320)

The reclassifications for the Fund are primarily due to different book and tax treatment of preferred interest payable.

As of May 31, 2019, for federal income tax purposes, capital loss carryforwards of $19,673,147 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$17,317	$2,356

27

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018, to Common shareholders (as reflected in the Statements of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(I)) were as follows:

	2019			2018
Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain

Common shares	$553,807	$27,701,000	$—	$628,776	$29,136,945	$—
Preferred shares	42,648	1,879,607	—	30,149	1,377,528	—
Total	$596,455	$29,580,607	$—	$658,925	$30,514,473	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the year ended May 31, 2019, purchases and sales of securities, other than short-term securities, were $243,414 and $231,690, respectively.

Note 7–Capital Share Transactions

Common Shares:	Shares	Amount

For the year ended May 31, 2019:
Common shares issued to shareholders in reinvestment of dividends (a)	31,427	$635,272

Net increase in Common shares outstanding	31,427	$635,272

For the year ended May 31, 2018:
Common shares issued to shareholders in reinvestment of dividends (a)	7,547	$151,997

Net increase in Common shares outstanding	7,547	$151,997

Preferred Shares (b):	Shares	Amount

For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	See page 35 for information on the Fund’s dividend reinvestment plan.

(b)	For the period June 1, 2013 through May 31, 2019, there were no new shares issued.

Note 8–Recent Accounting Pronouncements

In November 2016, the Financial Accounting Standards Board (“FASB”) issued the Accounting Standards Update, ASU 2016-18, “Restricted Cash”, which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. This guidance was applied retrospectively and effective for fiscal years beginning after December 15, 2017, and interim periods within those years. This guidance is reflected within the Fund’s Statement of Cash Flows.

In March 2017, the FASB issued Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management does not expect the adoption of this guidance to have a material effect on the financial statements.

Effective November 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended May 31, 2019.

To improve the effectiveness of fair value disclosure requirements, the FASB recently issued Accounting Standard Update, ASU 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended May 31, 2019, events and transactions subsequent to May 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent

28	MainStay MacKay DefinedTerm Municipal Opportunities Fund

events requiring financial statement adjustment or disclosure have been identified, other than the following:

On April 1, 2019, the Fund declared a dividend in the amount of $0.085 per Common share, payable on June 28, 2019, to shareholders of record on June 14, 2019.

On June 14, 2019, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $1,390.00 and $1,505.00, per Preferred share, respectively.

On July 1, 2019, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount

July	7/12/19	7/15/19	7/31/19	$0.085
August	8/14/19	8/15/19	8/30/19	$0.085
September	9/13/19	9/16/19	9/30/19	$0.085

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) as of May 31, 2019, the related statements of operations and cash flows for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and trust administrator. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 22, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

30	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing fund service providers, including subadvisors. The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to open-end funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and admin-

istrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s use of leverage, the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Fund, along with ongoing

32	MainStay MacKay DefinedTerm Municipal Opportunities Fund

efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Fund.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which includes assets attributable to the Fund’s use of “effective leverage,” as defined in the Fund’s prospectus. The Board acknowledged that New York Life Investments and MacKay Shields have the ability to increase the amount of the Fund’s managed assets through the use of effective leverage, which may cause a conflict of interest. In assessing the reasonableness of the management fee and the methodology for its calculation, the Board took into account, among other factors, representations from MacKay Shields and New York Life Investments that they provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

34	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan

Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 98.0% of the ordinary income dividends paid during its fiscal year ended May 31, 2019 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2020, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2019. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end May 31, 2019.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/mmd or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/mmd; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Fund’s Form N-PORT is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	79	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios). MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (35 funds).

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	79

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (35 funds).

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 8/12/51	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011.	President, Strategic Management Advisors LLC (since 1990)	79

MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990 (35 funds).** and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;

MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (35 funds).**

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 11/16/46	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	79	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (35 funds).**
	Jacques P. Perold 5/12/58	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	79

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (35 funds).

Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
Boston University: Trustee since 2014.

38	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 2/13/52	MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007 (35 funds).**

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay Funds and MainStay Funds Trust (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

(855) 456-9683

nylinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company.

1741808 MS086-19	MSMHI11-07/19 (NYLIM) NL265

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees (“Board”) has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2019 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $78,000.

The aggregate fees billed for the fiscal year ended May 31, 2018 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $75,200.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2019, and (ii) $0 for the fiscal year ended May 31, 2018.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2019, and (ii) $0 during the fiscal year ended May 31, 2018. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2019, and (ii) $0 during the fiscal year ended May 31, 2018.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended May 31, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $8.1 million for the fiscal year ended May 31, 2019, and (i) $6.8 million for the fiscal year ended May 31, 2018.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2019 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

(a)   The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, David H. Chow and Susan B. Kerley.

(b)   Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Registrant that proxies received by the Registrant are voted in the best interests of the Registrant’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Registrant that delegate all responsibility for voting proxies received relating to the Registrant’s portfolio securities to New York Life Investment Management LLC (“New York Life Investments” or “Manager”), subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Registrant are voted in the best interests of the Registrant and its shareholders. The Manager has delegated proxy voting authority to MacKay Shields LLC (“MacKay Shields” or “Sub-Advisor”); provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Sub-Advisor either (1) follows the Manager’s Proxy Voting Policy and the Registrant’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Registrant may revoke all or part of this delegation (to the Manager and/or Sub-Advisor as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Registrant’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either, and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Registrant shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Registrant, receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider who has been retained to assist in voting proxies or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Registrant also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (‘‘ISS’’), the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)            The Registrant’s portfolio is managed on a team basis. As of July 31, 2019, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Robert DiMella, CFA. Mr. DiMella is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. DiMella has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a Chartered Financial Analyst® (“CFA®”) charterholder.

John Loffredo, CFA. Mr. Loffredo is an Executive Managing Director of MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Loffredo has also managed the MainStay MacKay Tax Free Bond Fund since 2009, the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Michael Petty. Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He has managed the Registrant’s portfolio since inception. Mr. Petty has also managed the MainStay MacKay High Yield Municipal Bond Fund since 2010, the MainStay MacKay Tax Free Bond Fund since 2011, the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013 and the MainStay MacKay Short Term Municipal Fund since June 2015. Mr. Petty joined MacKay Shields in July 2009. Before joining the Firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer. Mr. Sprauer is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has also managed the MainStay MacKay New York Tax Free Opportunities

Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since February 2014 and the MainStay MacKay Short Term Municipal Fund since June 2015. Prior to joining MacKay Shields, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden. Mr. Dowden is a Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the Registrant’s portfolio since inception. He has managed the MainStay MacKay New York Tax Free Opportunities Fund since 2012, the MainStay MacKay California Tax Free Opportunities Fund since 2013, the MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Tax Free Bond Fund since February 2014 and the MainStay MacKay Short Term Municipal Fund since June 2015. Prior to joining MacKay Shields, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

(a)(2)          Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2019.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Robert DiMella	12 RICs $15,583,214,093	7 Accounts $7,332,955,148	60 Accounts $16,705,358,570	0	2 Accounts $180,373,823	0
David Dowden	12 RICs $15,583,214,093	7 Accounts $7,332,955,148	60 Accounts $16,705,358,570	0	2 Accounts $180,373,823	0
John Loffredo	12 RICs $15,583,214,093	7 Accounts $7,332,955,148	60 Accounts $16,705,358,570	0	2 Accounts $180,373,823	0
Michael Petty	12 RICs $15,583,214,093	7 Accounts $7,332,955,148	60 Accounts $16,705,358,570	0	2 Accounts $180,373,823	0
Scott Sprauer	12 RICs $15,583,214,093	7 Accounts $7,332,955,148	60 Accounts $16,705,358,570	0	2 Accounts $180,373,823	0

Potential Conflicts of Interest

Certain portfolio managers of MacKay Shields who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

●	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

●

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

●

A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

●

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, the Manager and the Sub-Advisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Registrant, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

(a)(3)        Portfolio Managers or Management Team Members’ Compensation Structure

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

MacKay Shields has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

(a)(4)        Disclosure of Securities Ownership

The following table states, as of May 31, 2019, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP
Robert DiMella	$100,001 - $500,000
David Dowden	None
John Loffredo	None
Michael Petty	$10,001 - $50,000
Scott Sprauer	None

(b)                Changes in Portfolio Management

There have been no changes to the portfolio management team since inception on June 26, 2012.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)                Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)      Code of Ethics

(a)(2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(a)(3)      Not applicable

(b)          Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:         August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:         August 2, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:         August 2, 2019

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.